UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2019
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

155 Harlem Avenue, Glenview, IL		60025
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: 847-724-7500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITW	New York Stock Exchange
1.75% Euro Notes due 2022	ITW22	New York Stock Exchange
1.25% Euro Notes due 2023	ITW23	New York Stock Exchange
2.125% Euro Notes due 2030	ITW30	New York Stock Exchange
3.00% Euro Notes due 2034	ITW34	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of the Company was held on May 3, 2019 for the purposes of (i) electing the eleven directors named in the Company’s proxy statement to hold office until the next annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year; (iii) approving, on an advisory basis, a resolution approving executive compensation of the named executive officers as disclosed in the proxy statement; (iv) considering a stockholder proposal to permit shareholders to act by written consent; and (v) considering a stockholder proposal to set Company-wide greenhouse gas emissions targets.

All eleven nominees for director as named in the Company’s proxy statement for the meeting were elected by the votes set forth in the table below.

	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Election of Directors
Daniel J. Brutto	261,560,322	917,693	532,861	34,809,817
Susan Crown	258,641,708	3,991,077	378,091	34,809,817
James W. Griffith	260,597,547	1,993,456	419,873	34,809,817
Jay L. Henderson	261,392,987	1,083,521	534,368	34,809,817
Richard H. Lenny	260,031,066	2,455,880	523,930	34,809,817
E. Scott Santi	254,999,870	7,230,497	780,509	34,809,817
James A. Skinner	255,346,319	6,592,553	1,072,004	34,809,817
David B. Smith, Jr.	261,365,997	1,262,316	382,563	34,809,817
Pamela B. Strobel	259,876,448	2,768,730	365,698	34,809,817
Kevin M. Warren	260,449,463	2,065,529	495,884	34,809,817
Anré D. Williams	261,300,807	1,184,958	525,111	34,809,817

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year was ratified by the vote set forth in the table below.

	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Ratification of independent registered public accounting firm	294,164,126	3,175,406	481,161

A Company proposal requesting that stockholders approve a non-binding resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission under “Compensation Discussion & Analysis,” the Summary Compensation Table, the related compensation tables and the related narrative disclosures, in the March 22, 2019 proxy statement, passed with the following vote.

	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Advisory vote to approve executive compensation	250,994,113	10,802,948	1,213,815	34,809,817

The stockholder proposal to permit stockholders to act by written consent was defeated by the vote set forth in the table below.

	FOR	AGAINST	ABSTAIN	Broker Non-Votes
To permit stockholders to act by written consent	87,519,983	172,876,397	2,614,496	34,809,817

The stockholder proposal to set Company-wide greenhouse gas emissions reduction targets was defeated by the vote set forth in the table below.

	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Set Company-wide greenhouse gas emissions reduction targets	55,456,663	204,613,653	2,940,560	34,809,817

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 9, 2019	By: /s/ Randall J. Scheuneman
Randall J. Scheuneman
Vice President & Chief Accounting Officer